Exhibit 10.1

AMENDMENT TO

RETIREMENT AGREEMENT

THIS AMENDMENT (“Amendment”) to the Retirement Agreement by and between ADT, Inc., a Delaware corporation (“ADT”), The ADT Security Corporation, a Delaware corporation (the “Company”), and, solely for purposes of Sections 3.E, 11, 14.J, and 14.K thereof, Prime Security Services TopCo Parent, L.P., a Delaware limited partnership (“TopCo”), and Timothy J. Whall (the “Executive”), dated as of September 4, 2018 (the “Retirement Agreement”), is made by and between the Executive and ADT, the Company, and TopCo, effective as of October 11, 2019 (the “Amendment Effective Date”). Capitalized terms used but not defined herein shall have the meanings given to them in the Retirement Agreement.

WHEREAS, the Executive has been serving as member of the ADT Board since his Retirement Date pursuant to the terms of the Retirement Agreement; and

WHEREAS, the Executive and ADT, the Company, and TopCo have agreed to amend and modify certain terms of the Retirement Agreement as provided herein, with the understanding that all other provisions of the Retirement Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree to amend the Retirement Agreement, effective as of the Amendment Effective Date, as follows:

1.         Resignation of Board Service.    Notwithstanding Section 2.B.2 of the Retirement Agreement, the Parties agree that the Executive shall voluntarily resign his position as a member of the ADT Board effective as of the Amendment Effective Date. For the avoidance of doubt, the Executive shall continue to receive the Retainer Fee through the twenty-four (24) month anniversary of the Retirement Date.

2.         Amendment to Duration of Restrictive Covenants.     Section 6.A of the Retirement Agreement shall be amended by deleting the single sentence beginning “Notwithstanding anything herein . . .” and replacing it with the following language:

“Notwithstanding anything herein to the contrary, for purposes of those restrictive covenants that survive for a fixed period of time based on the date on which the Executive’s employment terminates, and solely for those purposes, such covenants shall survive until May 31, 2021; provided, however, that such covenants relating to non-solicitation and non-hiring of employees of the Company Group shall not apply at any time with respect to the solicitation or hiring of any employee who is an immediate family member of the Executive. For purposes of clarity, this amends the duration of the restrictive covenants contained in the following: (i) Section 6(a) of the Amended & Restated Employment Agreement, dated as of December 19, 2017, (ii) Exhibit A of the ADT Inc. 2018 Omnibus Incentive Plan Nonqualified Option Award Agreement and the ADT Inc. 2018 Omnibus Incentive Plan Restricted Stock Unit Award Agreement, both dated as of January 18, 2018, and (iii) Section 22(b) of the Fourth Amended and Restated Limited Partnership Agreement of TopCo, dated as of November 7, 2016.”

3.         Miscellaneous. The Retirement Agreement shall remain unchanged and in full force and effect other than as provided in this Amendment. However, to the extent that any of the provisions of this Amendment are inconsistent with the Retirement Agreement, the provisions contained in this Amendment shall govern. Section 14 of the Retirement Agreement is incorporated herein by reference, mutatis mutandis, and made a part hereof.

4.        Counterparts. This Amendment may be executed in counterparts, each one of which shall be deemed an original and all of which together shall constitute one and the same Amendment.

IN WITNESS WHEREOF, this Amendment has been executed as the date first written above.

EXECUTIVE

Date:	October 10, 2019	/s/ Timothy J. Whall
TIMOTHY J. WHALL

ADT

ADT INC.

Date:	October 11, 2019	/s/ Jeffrey Likosar
		Name:	Jeffrey Likosar
		Title:	Executive Vice President & Chief Financial Officer

COMPANY

THE ADT SECURITY CORPORATION

Date:	October 11, 2019	/s/ Jeffrey Likosar
		Name:	Jeffrey Likosar
		Title:	Executive Vice President & Chief Financial Officer

TOPCO

PRIME SECURITY SERVICES TOPCO PARENT, L.P.

By: Prime Security Services TopCo Parent GP, LLC, its general partner

Date:	October 10, 2019	/s/ Laurie Medley
		Name:	Laurie D. Medley
		Title:	Vice President